UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  October 28, 2005

GCO EDUCATION LOAN FUNDING TRUST-I

(Exact name of co-registrant as specified in its charter)

Delaware	333-102760	51-6535786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company, Rodney Square North,
1100 N. Market St., Wilmington, DE 19890-0001

(Address of Principal Executive Offices) (Zip Code)

Co-Registrant’s telephone number, including area code: (302) 975-6112

Not Applicable

(Former name or former address, if changed since last report)

GCO ELF LLC

(Exact name of co-registrant as specified in its charter)

Delaware	333-102760-01	22-3891807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

152 West 57th Street, 60th Floor, New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

Co-Registrant’s telephone number, including area code: (212) 649-9700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Entry into a Material Definitive Agreement

Effective as of November 2, 2005, GCO Education Loan Funding Trust-I (the “Trust”) entered into a Series 2005-2 Supplemental Indenture of Trust dated as of November 1, 2005, by and between the Trust and Zions First National Bank, as indenture trustee (the “Supplemental Indenture”).  In addition, on October 28, 2005, GCO ELF LLC entered into an Underwriting Agreement among GCO ELF LLC, Citigroup Global Markets Inc, acting for itself and behalf of the other underwriters named therein, Greystone & Co., Inc. and Greystone Servicing Corporation, Inc. (the “Underwriting Agreement”).  The Supplemental Indenture and the Underwriting Agreement were executed in connection with the Trust’s issuance of $630,000,000 of its student loan asset-backed notes on October 28, 2005.  The details of this issuance are contained in the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on November 1, 2005.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds from the sale of the notes to purchase $470,658,014 of student loans originated under the Federal Family Education Loan Program (“FFELP”).  Approximately $153,679,831 of the proceeds of the notes was deposited into the Acquisition Fund established under the Supplemental Indenture to be used to purchase additional FFELP loans.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

1.1

Underwriting Agreement among GCO ELF LLC, Citigroup Global Markets Inc, acting for itself and behalf of the other underwriters named therein, Greystone & Co., Inc. and Greystone Servicing Corporation, Inc. dated as of October 28, 2005 (filed herewith).

4.1	Series 2005-2 Supplemental Indenture of Trust by and between GCO Education Loan Funding Trust-I and Zions First National Bank, dated as of November 1, 2005 (filed herewith).

24.1	Power of attorney (1)

(1)	Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCO EDUCATION LOAN FUNDING TRUST-I

By: GCO ELF LLC, as attorney-in-fact of the Co-Registrant

Date: November 14, 2005	By:	/s/ Kenneth C. Rogozinski
Kenneth C. Rogozinski,
Vice President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCO ELF LLC

Date: November 14, 2005	By:	/s/ Kenneth C. Rogozinski
Kenneth C. Rogozinski,
Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement

4.1	Series 2005-2 Supplemental Indenture of Trust

24.1	Power of attorney (1)

(1)	Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.